UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2019

Axovant Gene Therapies Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37418	98-1333697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB, United Kingdom (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +44 203 997 8931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	AXGT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 27, 2019, Axovant Gene Therapies Ltd. (the "Registrant"), together with certain of its wholly owned subsidiaries (the "Borrowers"), entered into a Third Amendment to Loan and Security Agreement (the "Third Amendment") with Hercules Capital, Inc. ("Hercules").

The Third Amendment revises certain provisions of the Loan and Security Agreement dated February 2, 2017 by and among the Borrowers and Hercules (the "Original Agreement"), as amended by each of (i) the First Amendment to Loan and Security Agreement dated May 24, 2017 by and among the Borrowers and Hercules, (ii) the Joinder Agreement dated July 21, 2017, (iii) the Second Amendment to Loan and Security Agreement dated September 22, 2017 by and among the Borrowers and Hercules, and (iv) the Joinder Agreement dated April 6, 2018 (together with the Original Agreement, the "Amended Loan Agreement"). In particular, the Third Amendment provides for a 9-month interest-only period commencing December 2019, as well as the elimination of the covenant to maintain a minimum cash balance, which was $30.0 million prior to the Third Amendment. In connection with the Third Amendment, the Borrowers prepaid 50%, or approximately $15.7 million, of outstanding principal due without penalty. No new securities or derivatives in the Registrant are being issued in connection with the Third Amendment.

The foregoing summary of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment filed herewith as Exhibit 10.1 to this Current Report, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On December 3, 2019, the Registrant issued a press release announcing the Third Amendment to the Loan and Security Agreement with Hercules. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

10.1
Third Amendment to Loan and Security Agreement, dated November 27, 2019, by and among Axovant Gene Therapies Ltd., Axovant Holdings Limited, Axovant Sciences GmbH, Axovant Sciences, Inc., Axovant Sciences America, Inc., Axovant Treasury, Inc., Axovant Treasury Holdings, Inc. and Hercules Capital, Inc.

99.1	Press release of Axovant Gene Therapies Ltd., dated December 3, 2019, "Axovant Announces Amendment to Credit Facility with Hercules Capital"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOVANT GENE THERAPIES LTD.

Dated:	December 3, 2019
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Principal Financial Officer and Principal Accounting Officer